UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

December 13, 2007
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WITEL CORP.
(Exact name of registrant as specified in its charter)
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Nevada	333-145134	20-8734462
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 600 Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

(403) 998-1677
(Registrant's telephone number,
including area code)

N/A
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02            Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 19, 2007, the Company filed with the Securities and Exchange Commission (“SEC”) its quarterly report on Form 10Q-SB for the period ended September 30, 2007 without its auditors review. On December 6, 2007, the Company filed an amended quarterly report on Form 10Q-SB/A for the period ended September 30, 2007 without its auditors review. On December 6, 2007, the Company notified its auditor of the filing of the Form 10Q-SB and Form 10Q-SB/A. On December 7, 2007, the Company’s auditor issued a letter, dated December 7, 2007, notifying the Company that it had not reviewed the quarterly report on Form 10-QSB or 10Q-SB/A and requested that the Company filed a Form 8-K on non-reliance and, that if it failed to do so, it would resign as the Company’s auditors.

The Company’s balance sheet and statement of stockholders’ equity should not be relied upon until the Company files its Form 10-QSB/A (Amendment No. 2), which it expects to file within 5 days. The Company’s auditors advised the Company that the Other Assets on its balance sheet did not reconcile with Footnote 3. It also advised the Company that its Statement of Stockholders’ Equity did not need to be included in the Financial Statements and that the number of shares outstanding in the Statement of Operations for the period from inception (February 28, 2007) through September 30, 2007, did not need to be included.

The President of the Company has discussed this Form 8-K and its content with its auditors and the auditors prior to the filing of this Form 8-K and has requested that the independent accountants file with the SEC as promptly as possible a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to Item 4.02 of Form 8-K, and if not, stating the respects in which it does not agree.

The Company has attached the letter from its auditor, Moore & Associates, Chartered, dated December 7, 2007, relating to the filing of its Form 8-K as Exhibit 7 hereto and incorporated herein by reference.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

7	Correspondence from the Company’s independent accountants regarding non-reliance on a previously issued audit report or completed interim review dated December 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WiTel Corp. DATE: December 13, 2007 By: /s/ James E. Renton Name: James E. Renton Title: President and Chief Executive Officer